                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David G. Bedard

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David G. Bedard                                   Dated as of March 1, 2011
       ----------------------------------------------------
       David G. Bedard

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of March 1, 2011
Filed on Form N-6
File Numbers:

333-155096
333-148814
333-148817
033-53692
333-109529
333-109530

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Gregory McGreevey

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Gregory McGreevey                                 Dated as of March 15, 2011
       ----------------------------------------------------
       Gregory McGreevey

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of March 15, 2011
Filed on Form N-6
File Numbers:

333-155096
333-148814
333-148817
033-53692
333-109529
333-109530

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    David N. Levenson                                     Dated as of March 15, 2011
       ----------------------------------------------------
       David N. Levenson

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of March 15, 2011
Filed on Form N-6
File Numbers:

333-155096
333-148814
333-148817
033-53692
333-109529
333-109530

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of March 15, 2011
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of March 15, 2011
Filed on Form N-6
File Numbers:

333-155096
333-148814
333-148817
033-53692
333-109529
333-109530